UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Morgans Hotel Group Co.

(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On April 22, 2014, Morgans Hotel Group Co. (the “Company”) made a presentation to Institutional Shareholder Services. A copy of the presentation is set forth below.

MORGANS HOTEL GROUP APRIL 2014

Forward Looking Statements
This presentation may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
forward-looking statements relate to, among other things, the operating performance of our investments and financing needs. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,”
“seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions.
These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ materially from those expressed in any forward-looking statement. Important risks and factors that could cause our actual results to differ materially from those expressed in any forward-looking statements include, but are not limited to economic, business, competitive market and regulatory conditions such as: a sustained downturn in economic and market conditions, both in the U.S. and internationally, particularly as it impacts demand for travel, hotels, dining and entertainment; the Company’s levels of debt, its ability to refinance its current outstanding debt, repay outstanding debt or make payments on guaranties as they may become due, general volatility of the capital markets and the Company’s ability to access the capital markets and the ability of our joint ventures to do the foregoing; the impact of financial and other covenants in the Company’s loan agreements and other debt instruments that limit the Company’s ability to borrow and restrict its operations; the Company’s history of losses; the Company’s ability to compete in the “boutique” or “lifestyle” hotel segments of the hospitality industry and changes in the competitive environment in the Company’s industry and the markets where it invests; the Company’s ability to protect the value of its name, image and brands and its intellectual property; risks related to natural disasters, terrorist attacks, the threat of terrorist attacks and similar disasters; risks related to the Company’s international operations, such as global economic conditions, political or economic instability, compliance with foreign regulations and satisfaction of international business and workplace requirements; the Company’s ability to timely fund the renovations and capital improvements necessary to maintain its properties at the quality of the Morgans Hotel Group and associated brands; risks associated with the acquisition, development and integration of properties and businesses; the risks of conducting business through joint venture entities over which the Company may not have full control; the Company’s ability to perform under management agreements and to resolve any disputes with owners of properties that the
Company manages but does not wholly own; potential terminations of management agreements; the impact of any material litigation, claims or disputes, including labor disputes; the seasonal nature of the hospitality business and other aspects of the hospitality industry that are beyond the Company’s;
and other risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the
Securities and Exchange Commission (the “SEC”) on March 13, 2014, and other documents filed by the Company with the SEC from time to time. All forward-looking statements in this presentation are made as of the date hereof, based upon information known to management as of the date hereof, and the Company assumes no obligations to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.
Important Additional Information
On April 16, 2014, the Company filed a definitive proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for its 2014 Annual Meeting of Stockholders. Stockholders are strongly advised to read the Company's 2014 proxy statement and additional materials filed by the company with the SEC because they contain important information. Stockholders may obtain a free copy of the 2014 proxy statement and other documents that the Company files with the SEC from the SEC's website at www.sec.gov or the Company's website at www.morganshotelgroup.com.

AGENDA
CURRENT BOARD’S STRATEGY FOR COMPANY, AS INITIALLY COMMUNICATED LAST YEAR AND
OVERWHELMINGLY ENDORSED BY THE STOCKHOLDERS OF THE COMPANY, REMAINS THE MOST
LOGICAL STRATEGY
STABILIZES AND STRENGTHENS MORGANS WHILE MAXIMIZING OPTIONALITY
CURRENT BOARD CONTINUES TO SUCCESSFULLY EXECUTE THIS STRATEGY
HONING ASSET-LIGHT FOCUS TO EMPHASIZE STRONG BRANDS AND THEIR GROWTH POTENTIAL
CUTTING EXCESS COSTS AND DE-RISKING BALANCE SHEET
EXECUTION OF PLAN ON-TRACK IN ALL ASPECTS – NO REASON TO CHANGE COURSE
KERRISDALE’S PLAN AND SLATE CREATE RISK OF PERMANENT IMPAIRMENT OF STOCKHOLDER VALUE
RECKLESS PLAN SUPPORTED BY MISREPRESENTED FACTS
RISKS COMPOUNDED BY KERRISDALE’S UNQUALIFIED SLATE
MORGANS’ CURRENT SLATE IS BEST QUALIFIED, IS ALIGNED WITH STOCKHOLDERS, AND IS ON-TRACK
WITH OPTIMAL PLAN FOR MORGANS

EXECUTIVE SUMMARY
Last year, our director nominees demonstrated to the stockholders of Morgans that the company was way off track
Morgans’ share price was down 74% since IPO
(1)
, significantly underperforming peers who were up ~20%
(1)
over the same period
Poorly-timed and ill-fated deals damaged brand value and cash flow
Weak execution of asset-light strategy that required significant capital to secure contracts
Board of directors that lacked the necessary industry experience to provide the appropriate oversight and misalignment with stockholder interest as a result of Yucaipa’s control
During last year’s proxy contest, our director nominees promised to:
Restructure the balance sheet
Reduce excessive cost structure
Successfully execute on an asset-light strategy
Improve accountability at the Board level
Last year, the stockholders of Morgans agreed with the current board that a new direction was needed
Overwhelmingly elected the full slate of directors as proposed by the Company’s largest shareholder
Notes
1. February 2006 IPO through March 15, 2013

EXECUTIVE SUMMARY (Cont’d)
Since last year’s annual meeting, Morgans’ Board has delivered on all promises made:
In just ten months, this Board has overseen improved earnings, the significant reduction of a previously perilous corporate expense structure, important steps toward the resolution of costly litigation and the de-risking of a legacy balance sheet
The successful debt refinancing at Hudson and Delano South Beach on attractive terms provides the
Company with improved liquidity and reduces risk at the corporate level, while maintaining flexibility to sell properties
Excluding one time costs, costs removed by the current Board, Morgans is on track to be cash flow positive
We have done all this while maintaining a constant, detail-oriented focus on the operational performance of the business
As a result, today Morgans is in a much stronger and more stable position than it was a year ago, both financially and operationally

EXECUTIVE SUMMARY (Cont’d)
While Morgans’ turnaround is well underway, there still remains work to be done. Changing course now could put progress achieved to date at substantial risk
Kerrisdale’s single strategy slate, which is based solely on selling the Company seemingly at any price, runs the enormous risk of permanently impairing stockholder value:
If Kerrisdale’s promise to fire sale the Company were to fail, investors will be left with a company overseen by a board that has never managed a hotel business, has no idea how to value our assets and has no experience running a public company. In addition, cash flow erosion during a sales process is a definite possibility without the proper oversight
Kerrisdale’s agenda is reckless and weakens the Company's hand in negotiations with counterparties. It is illustrative of how little experience and value discipline Kerrisdale and its team possess, and how removed they are from considering what is in the best interest of all stockholders
Kerrisdale’s unaffiliated nominees are “hired guns” with no hotel company operating experience
Kerrisdale’s latest solution is to retain The Sydell Group, a direct competitor and a Yucaipa affiliate to outsource operations
–
This announcement is in no way beneficial to stockholders and presents a likely danger
Morgans’ Board will continue to explore all avenues of value creation – but from a position of strength and flexibility
The Morgans Board is comprised of proven professionals with relevant industry experience and expertise, all of whom are best qualified and necessary to further advance the interests of the Company's stockholders, partners, employees and guests

CURRENT BOARD’S STRATEGY REMAINS THE MOST LOGICAL STRATEGY

8
Morgans’ Current Board has Strengthened the Business
PROMISE #1 DELIVERED:
Restructuring Morgans’ Highly Leveraged Legacy Balance Sheet and
Reducing Risk Profile
In February 2014, Morgans refinanced the $180 million mortgage loan secured by Hudson New York and the $100 million corporate revolving credit facility scheduled to mature July 2014 secured by
Delano South Beach
Replaced recourse, corporate level obligations collateralized by the company itself, with nonrecourse mortgage and mezzanine loans ring-fenced at the asset level at attractive rates
These strategic actions provide the Company with added liquidity and flexibility and transitioned corporate level obligations to asset level encumbrance
Further de-risked the corporate parent by extending most significant maturities from 2014 to 2019
In addition to the obvious benefits of extension and risk mitigation, our cost of capital is in line with prior levels
Retained the cash flow and flexibility to sell assets in the future

(2,3)
Restructured the Company’s Perilously Leveraged Legacy Balance Sheet
Prior to the Current Board’s Election:
Today:
Notes
1. Excludes the Clift debt, the Capital Lease Obligation, and the Restaurant Lease Obligation as such terms are defined in our SEC filings
2. Represents effective maturity date of preferred securities when the dividend rate increases from 10% to 20%
3. Hudson/Delano 2014 Mortgage Loan adjusted for the extension option (3, one-year extension options that will permit MGHC to extend the maturity date of the loan to February 9, 2019)
Cash Balance as of 12/31/2012:
Cash Balance as of 3/31/2014:
(2)
(2)
(2)
192
198
97
0
50
0
50
100
150
200
250
2014 2015 2016 2017 Thereafter
Debt and Preferred Equity Maturity Schedule
As of December 31, 2012
(1)
$MM
• $5.8MM
85
18
110
0
500
0
200
400
600
2014 2015 2016 2017 Thereafter
Debt and Preferred Equity Maturity Schedule
As of March 31, 2014
(1)
$MM
• $129.1MM

Morgans’ Current Board has Strengthened the Business (Cont’d)
PROMISE #2 DELIVERED:
Reducing Morgans’ Bloated Corporate Cost Structure
A right-sizing of Morgans’ corporate organizational structure, resulting in annualized savings of approximately $10 million
(1)
Approximate 30% reduction in the Company’s bloated cost structure
Reduced G&A expenses make the Company’s brands more attractive to existing owners and potential partners
Streamlined the organization, eliminating redundancies and inefficiencies
Recent cuts bring expense structure more in line with peers
In the process of executing additional cost saving initiatives
(1) Includes corporate expenses and expenses allocated to the Company’s owned, joint venture and managed hotels, based on 2013 incurred costs and targeted compensation levels

Morgans’ Current Board has Strengthened the Business (Cont’d)
PROMISE #3 DELIVERED:
Better Execution of Asset-Light Brand Focused Strategy
Protecting three at risk management contracts and their associated cash flows
Continuing execution and oversight of agreements for seven new managed hotels as well as license or franchise agreements for two additional hotels
Pursued long-term, higher quality and recurring management fee and joint venture opportunities
Signed two new contracts with limited capital investment. More disciplined with key money and cash flow guarantees
Terminated bad contracts signed by prior leadership:
Marrakesh owner failed to maintain brand standards and to pay fees; eliminated ~$8MM funding requirement
Hudson London because cash flow guarantees were uneconomic; eliminated ~$18MM funding requirement
The following summarizes our signed management and franchise agreements for new hotels by brand as of
March 31, 2014:
• 4 New Hotels
• 1,045 new rooms
• 1 New Hotel
• 78 new rooms
• 4 New Hotels
• 1,635 new rooms

Morgans’ Current Board has Strengthened the Business (Cont’d)
PROMISE #4 DELIVERED:
Improved Accountability at the Board Level
Realigned board compensation to reflect liquidity constraints at the Company in 2013
Dismissed the value destructive sale of Delano
– As supported by 3
rd
party lender appraisals
Taken significant steps to resolve costly litigation with Yucaipa caused by actions of the prior Board
Further enhanced our board by nominating three new independent directors

Morgans’ Current Board has Strengthened the Business (Cont’d)
PROMISE #5 DELIVERED:
Delivered on All Promises While Focusing on the Details of
Running the Company
Developed new service standards and training programs resulting in higher service scores
Enhanced Company’s website by streamlining the booking process, adding maps and content and integrating social media
– Morgans’ proprietary website bookings increased by approximately 33% YTD – result is selling more inventory at higher margins
(1)
– Strategic revenue and digital marketing improvements are expected to continue to increase our website penetration throughout the balance of the year
Upgraded to a new central reservation call center
Upgrading to a new central reservation system
Notes
1. YTD is as of 4/20/2014

Positive Operating Momentum in All Aspects of the Business
During this transitional period, the full participation of each and every member of the current Board –
along with their considerable industry, operational and capital markets expertise – was required to achieve these successful outcomes
Owned hotels continue to perform well and have additional upside potential with EBITDA still below peak
The Company continues to enhance the value of existing hotels and management agreements through targeted renovation and expansion projects that must meet or exceed well defined internal return thresholds established by the Board
We have also seen an increase in our brand equity, both domestically and abroad, with opportunities to extend our flags to new developments and existing properties in major gateway cities
Substantial amount of upside in assets and pipeline that is difficult to value by a third party at this point
Today we are a stronger, more efficient company with a more carefully honed strategy and a renewed focus on building stockholder value
Completion of several new food & beverage concepts including Hudson Common and Henry Bar at Hudson
Newly renovated room product at Hudson
Built-in cost reductions from recent corporate restructuring

KERRISDALE’S SLATE IS MISGUIDED, UNQUALIFIED, SELF-INTERESTED AND IS NOT ALIGNED WITH STOCKHOLDERS

16
Kerrisdale’s Short-Sighted Agenda Could Leave Substantial Value
on the Table
Company is in the midst of a primarily board driven turnaround – now is not the time for board change or a forced sale
Underlying business is improving
There is more work to be done and value to be created
Kerrisdale ignores the risks a public fire sale of the Company presents and the potential adverse impact it would have on our employees, guests, partners and brands
We have already seen their actions negatively impact our ability to sign new management, franchise or licensing agreements to continue to grow company cash flow – and their slate’s appointment would only make this worse
Kerrisdale’s strategy is illustrative of how little experience and value discipline Kerrisdale and its team possess, and how removed they are from considering what is in the best interest of all stockholders
A poorly run or failed sales process could return Morgans to the perilous position it was in just a year ago
Kerrisdale’s slate has no hotel operating experience and has publicly admitted it will depend on a direct competitor and a Yucaipa affiliated company for operational management and oversight
Kerrisdale publicly stated it intentionally did not nominate operators and had to pay for current nominees –
how can stockholders believe or support a notion that they could easily “reconstitute the board” if needed

Kerrisdale’s public declaration of a fire sale weakens the Company’s hand in negotiations with counterparties

Kerrisdale is Misrepresenting the Facts (or Maybe It Does Not Understand the Facts)
Kerrisdale’s Assertions
The current Board is responsible
for exposure to costly litigation
The irresponsible actions of the prior Board directly led to the litigation with Yucaipa, and the current Board’s subsequent decision not to appoint a Yucaipa representative to the Board of Directors until litigation was substantially resolved
The “current managers originally
appointed by Yucaipa that have
operated Morgans over the past
several years are the most fit to
operate the Company”
None of Morgans’ current managers were Yucaipa-appointed and Kerrisdale’s slate seems incapable of evaluating management talent given how poorly the Company performed prior to last year’s Annual Meeting
Kerrisdale’s retention and reliance on Sydell Group, a Yucaipa affiliated operator, shows their glaring lack of experience
The reduction in Morgans
corporate expense structure and
return to profitability aren’t of key
importance
We have made significant progress in mere months, and see a clear path to realizing continued efficiencies throughout the organization and at our properties. These reductions were essential to the ongoing viability of the
Company
The belief that returning the company to profitability is not important is laughable. Even in a sale process, it is important because a lower cost structure will generate interest from parties other than strategics, creating more tension in a sell-side process
The Facts

Kerrisdale Will Sell at Any Price, Even Below Current Trading Levels
Kerrisdale has made it clear that it would like to initiate a sales process of Morgans Hotel Group if its slate wins election. At the same time, it has publicly stated that it would be willing to take an offer in the $7.50 range, despite industry analysts valuing the company much higher. Here is what 3 rd
parties have to say:
August 6, 2013 Sidoti & Company maintain a $10 price target on Morgans’ stock
November 4, 2013 MKM Partners upgrades MHGC to a BUY with a $9.00 price target. They also call Yucaipa
$8.00 per share indication of interest “inadequate”
December 19, 2013: Vertical Group values Morgans’ shares with a target price of $12.00. They also note,
Yucaipa’s recent proposal of $8.00 per share for the company “in our view is not only a steal, but may also be illegal as well.”
March 12, 2014: Kerrisdale tells the New York Post there is a “good chance” that if it won election, it would take the best price for the company, even if it was not much above where it is presently trading
March 14, 2014 MKM Partners keeps MHGC at BUY with a Price Target of $10.00
18
:
:
:

Shortly thereafter, Matt Levine of Bloombergviews offered a critique of Kerrisdale in response to the New York Magazine article, stating “Tell me more about how you're pivoting your strategy from "develop fundamental investment idea and then make a trade" to "make a trade and then move the market through sheer force of celebrity." By all means, describe how hard work and financial analysis are fine and all but the real action is in talking your book on CNBC. Certainly let's hear how you made an investment decision in order to be mentioned in Vanity Fair.[… ]Still, the general rule – if you want to go from being a small hedge fund to a big one, don't go around giving magazine interviews about how you're planning to coast on your celebrity – is probably a sound one.”
In a New York Magazine article dated September 29, 2013, Kerrisdale, with regard to Morgans Hotel Group, publicly stated, “Plus, I’d like to get on CNBC for it…The goal is to get people to do what we want them to
do.. I think it’s good from a PR perspective to go after these guys. I just don’t know if it’s going to make us any money.”
Kerrisdale has made it known that it is more interested in personal profile – raising than the issues at hand
Seemingly unable to garner interest from serious industry professionals
All other nominees are Kerrisdale employees
Kerrisdale has an arrangement with Andrew Broad for a success fee with respect to certain transactions
Kerrisdale signed compensation agreements with three of its director nominees promising each a $50,000 cash payment, demonstrating that the only way to secure participation on its slate was to offer a cash reward
Kerrisdale’s nominees are “hired guns”
A Kerrisdale win is defined by executing the sale alone, not the price at which the sale is executed
Morgans is not even one of Kerrisdale’s top ten investments, creating little incentive to fight for value and maximize price
Kerrisdale’s Slate is NOT Aligned with Stockholders

Kerrisdale’s Announced Retention of a Yucaipa Affiliate is
Likely Dangerous
The Sydell Group is a direct Morgans competitor
The Sydell Group is an affiliate of the Yucaipa Companies
20
Kerrisdale’s slate’s admitted lack of operational expertise has forced it to secure the services of the Sydell Group to operate the business. Kerrisdale would pay for and outsource the management of an operationally intensive business. This relationship would further put Morgans at risk:
Outsourcing will expose Morgans to unnecessary operational disruptions and outsized costs when operating capabilities exist in-house today
–
Management by the Sydell Group will again expose Morgans to the dangers of insider dealing
–
A year ago stockholders voted to replace the Yucaipa affiliated board

Kerrisdale’s Nominees:
(1) Have Never Managed a Hotel Business
(2) Have No Idea How to Value the Company
(3) Have No Experience Running a Public Company
* Kerrisdale employees
Name Lack of Qualifications
Sahm Adrangi* • No Lodging/Hospitality Experience
• No Public Company Board Experience
Andrew Broad • No Public Company Experience
John Brecker • No Lodging/Hospitality Experience
Alan J. Carr • No Lodging/Hospitality Experience
Jordon Giancoli* • No Lodging/Hospitality Experience
• No Public Company Board Experience
Navi Hehar* • No Lodging/Hospitality Experience
• No Public Company Experience
L. Spencer Wells • No Lodging/Hospitality Experience

CURRENT BOARD IS ALIGNED WITH STOCKHOLDERS

Morgans’ Board is Acting in Stockholders’ Best Interests
As fiduciaries, Morgans’ Board constantly explores opportunities to do what is right in the short and longer-term for stockholders, but at the right time and the right price
The improvements the Board is making will allow the Company to consider and pursue a broad range of business opportunities and strategic alternatives from a position of strength and flexibility
Morgans’ Board will take into account impact on stockholders, employees, guests, partners and brand equity
In less than one year, the current Board has delivered on its promises to take decisive action and produce tangible results – this momentum can easily be undone without the right leadership
The current Board takes its responsibilities seriously and will always act in the best interest of stockholders

To Further Enhance our Board, We Have Nominated Two New
Independent Directors with Significant Industry Experience
Marty Edelman
Paul Hastings; Of Counsel in the Real Estate practice
Michelle Russo
hotelAVE; Founder and President
24
Highly experienced in strategic asset positioning, management contract negotiations and interacting with senior level brand and management executives on behalf of the portfolio, and has worked on hundreds of hotel assets across the U.S.
Management Executive with has more than 25 years of practical, hands-on experience with hotels, restaurants, resorts, convention centers, real estate, and finance.
Has done extensive work in Europe, Canada, Mexico, Japan, the Middle East, and Latin America
Specializes in all stages of legal development of pioneering financial structures, including participating debt instruments, institutional joint ventures in real estate, and joint ventures between U.S. financial sources and European real estate companies
Attorney with more than 30 years of experience in real estate and corporate mergers and acquisitions transactions

Morgans’ Other Director Nominees are Comprised of Industry and Financial Experts
Extensive transactional and advisory experience
Transaction partner at The Yucaipa Companies
Derex Walker
25+ years experience in real estate and hotel management
Served on boards of Interstate Hotels & Resorts and MeriStar Hospitality Corporation
Co-founder of Highgate Holdings, a leading and fully-integrated hospitality management and real estate investment company
Mahmood Khimji
10+ years of real estate and investing experience
Founder and CEO of The Talisman Group
Chairman and Interim CEO of Morgans Hotel Group
Jason Taubman Kalisman
25+ years experience in real estate and hotel management
Former Vice President of Olshan Hotel Management
John Dougherty
5+ years real estate experience
CEO and Director of Olshan Properties Inc.
Andrea L. Olshan
Founder, Chairman and Managing Partner of O-CAP Management, Director of Olshan Properties Inc., and Managing Member
of OTK Associates
Michael E. Olshan
6+ years real estate and investing experience
Our Slate
25
19+ years experience buying and selling lodging and resort businesses
Former Managing Director and Head of Lodging Investments at Goldman Sachs
Previously a director of Kerzner International Resorts, Hilton Hotels & Resorts and Strategic Hotel Capital
Jonathan Langer

CONCLUSION

Conclusion
Morgans’ Board has delivered on all promises it made to stockholders and is best equipped to continue the strong momentum it has generated and maximize value for all stockholders
Today, Morgans is in a much stronger and more stable position than it was a year ago, both financially and operationally as a result of the Board’s actions
Kerrisdale’s single agenda slate is deeply flawed and risks permanently impairing stockholder value
Morgans’ Board is open to maximizing value
but at the right price and right time

MORGANS’ DIRECTOR NOMINEES BIOS

Proposed Board Member
Relevant
Lodging
Experience
Morgans’ Candidate Bios
Jason Taubman Kalisman
Chairman of the Board
Jason T. Kalisman, CFA, was appointed Chairman of our Board of Directors in June 2013. He also served as a member of our Corporate Governance and Nominating Committee from July 2011 through March 2013 and has been one of our Directors since April 2011. Mr. Kalisman is the Founder and Chief Executive Officer of The Talisman Group,
an investment firm. He is also founding member of OTK Associates, LLC. Prior to founding The Talisman Group in
2012, Mr. Kalisman was a Vice President of GEM Realty Capital, Inc. from 2010 to 2012, a Financial Analyst in 2009, and worked in both the Real Estate and Structured Products Groups at Goldman Sachs from 2001 to 2007. From 2008 to 2010, Mr. Kalisman attended Stanford Graduate School of Business where he earned his Master of Business
Administration and was also a recipient of their Certificate in Global Management. Mr. Kalisman was awarded his
Bachelor of Arts degree in Economics from Harvard College. Mr. Kalisman has also earned the right to use the
Chartered Financial Analyst designation
John Dougherty
John Dougherty joined our Board of Directors in June 2013 and is Chairman of our Audit Committee and a member of our Compensation Committee. Since 1986, Mr. Dougherty has been Vice President of Olshan Hotel Management, Inc., a hotel management company, where he handles development, operations and the management of 7 Hilton and
Marriott hotels. Mr. Dougherty is also a director of Olshan Hotel Management, Inc. Mr. Dougherty holds a Bachelor of
Science degree from the Cornell University School of Hotel Management
Mahmood Khimji
Mahmood Khimji joined our Board of Directors in June 2013 and is member of our Compensation Committee. Since
1988, Mr. Khimji has been the Co-Founder and Principal of Highgate Holdings, a fully integrated hospitality management and real estate investment company. Mr. Khimji has previously served on the boards of Interstate Hotels
& Resorts Inc. and MeriStar Hospitality Corporation. Mr. Khimji is a graduate of Columbia Law School

Proposed Board Member
Relevant
Lodging
Experience
Morgans’ Candidate Bios
Jonathan Langer
Jonathan Langer joined our Board of Directors in June 2013 and was until February 2014 a member of our Audit
Committee and Corporate Governance and Nominating Committee. Since 2011, Mr. Langer has been a Partner at Fireside
Investments, a private investment firm. From March 2010 to March 2011, Mr. Langer worked in private investing at Bain
Capital. From 1994 to 2009, Mr. Langer was a Managing Director at Goldman, Sachs & Co. Mr. Langer has also served as a director of Kerzner International Resorts, Inc., Hilton Hotels & Resorts, and Strategic Hotel Capital. Mr. Langer graduated from The Wharton School of the University of Pennsylvania with a Bachelor of Science in Economics degree
Andrea L. Olshan
Andrea L. Olshan joined our Board of Directors in June 2013 and is Chairman of our Compensation Committee and a
member of our Audit Committee and Corporate Governance and Nominating Committee. Since 2011, Ms. Olshan has
served as Chief Executive Officer of Olshan Properties, a full-service real estate operating and investing company. Prior to her appointment as Chief Executive Officer, Ms. Olshan served as Chief Operating Officer of Olshan Properties from 2008 to 2011 and was responsible for overseeing development, management, leasing, investment, and operations across all properties. Ms. Olshan currently serves as a director of Olshan Properties. Ms. Olshan graduated magna cum laude from
Harvard University and holds a Masters in Business Administration from the Columbia Graduate School of Business
Michael E. Olshan
Michael E. Olshan joined our Board of Directors in June 2013 and is Chairman of our Corporate Governance and
Nominating Committee. In July 2009, Mr. Olshan founded O-CAP Management, L.P., a private investment fund that focuses primarily on hard asset sectors such as real estate, infrastructure, and natural resources, and currently serves as the Chairman and Managing Partner. Mr. Olshan has been a Manager of OTK Associates, LLC, an investment firm, since
2008. From March 2007 to July 2009, Mr. Olshan served as a Managing Director at JANA Partners LLC, an investment advisory firm, where he was part of an investment team overseeing a multi-billion dollar investment fund and focused on sourcing and analyzing event-driven opportunities primarily in REIT, real estate, lodging, gaming, and financial sectors throughout North America and Europe. Mr. Olshan also serves as a director of Mall Properties, Inc., a privately owned real estate firm that specializes in the development, acquisition and management of commercial real estate. Mr. Olshan graduated cum laude from Harvard University

Morgans’ Candidate Bios
Proposed Board Member
Relevant
Lodging
Experience
Martin Edelman
Marty Edelman is an attorney at Paul Hastings LLP with more than 30 years of experience in real estate and corporate mergers and acquisitions transactions. Mr. Edelman specializes in all stages of legal development of pioneering financial structures, including participating debt instruments, institutional joint ventures in real estate, and joint ventures between U.S. financial sources and European real estate companies. He has also done extensive work in Europe, Canada, Mexico, Japan, the Middle East, and
Latin America
Michelle S. Russo
Michelle Russo, President of hotelAVE, has more than 25 years of practical, hands-on experience with hotels, restaurants, resorts, convention centers, real estate, and finance. Ms. Russo is highly experienced in strategic asset positioning, management contract negotiations and interacting with senior level brand and management executives on behalf of the portfolio. Ms. Russo has worked on hundreds of hotel assets across the U.S
Derex Walker
Derex Walker has been a transaction partner at The Yucaipa Companies, LLC continuously since January 2006. His principal focus at Yucaipa is on sourcing and structuring investments in financially distressed companies and monitoring those investments.
He has played a leading role in several of Yucaipa’s investments, including Barneys New York, Yellowstone Club, and
AlliedSystems Holdings, Inc. where he served as chairman of the board from May 2007 to December 2013. Before joining
Yucaipa, he was a principal at Miller Buckfire & Co. and its predecessor, Dresdner Kleinwort Wasserstein’s financial restructuring group from June 1999 to December 2005. Prior to that, he was a corporate lawyer specializing in mergers and acquisitions at
Skadden, Arps, Slate, Meagher & Flom LLP from 1995 to 1999, and a marketing research analyst at Kraft General Foods from
1988 to 1990. Mr. Walker’s advisory experience includes representing Kmart, Aurora Foods, Interstate Bakeries, Tommy Hilfiger,
Carmike Cinemas, ICO Global Communications, County Seat and Mid-American Waste. He received a JD from the University of
Chicago Law School in 1995, an MBA from the University of Chicago Graduate School of Business in 1992, and a BBA from
Howard University in 1988. He was the editor-in chief of The University of Chicago Law School Roundtable from 1994 to 1995. Mr.
Walker would bring to the Board his valuable legal and business expertise, including his extensive transactional and advisory experience